UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Annual Report

July 31, 2014

Investment Adviser:

Abbot Downing Investment Advisors

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-333-0246; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

TO OUR SHAREHOLDERS

A Review of 2014

In a continuation of the bull market that started in March of 2009, global equity markets once again delivered solid absolute returns for shareholders. For the fiscal year ended July 31, 2014, the Clear River Fund (the “Fund”) gained 12.5%. Both U.S. and international stock markets performed well, moving in tandem throughout the fiscal year. The Russell 3000 Index, a measure of the broad U.S. equity market, rose 16.4%. The MSCI EAFE Index, which measures the performance of developed stock markets outside the U.S., gained 15.1%. The Fund’s benchmark, a mix of 70% of the Russell 3000 Index and 30% of the MSCI EAFE Index, advanced 16.0% for the fiscal year.

While the U.S. and international stock markets marched steadily higher throughout the year, there were a few small corrections along the way. Most of these market pullbacks were less than 5%, with only one, in late January, approaching 7%. After each sell-off, stocks came roaring back to reach higher levels.

The fiscal year got off to a shaky start as equities declined in August of 2013. Investors in the United States expected the Federal Reserve Bank (the Fed) to announce a tapering of its bond purchases. When the Fed did not taper, investors took it as a sign that the economy was weaker than thought and sold stocks. This carried over into the international stock markets as well. Stock markets calmed as investors realized that central banks across the globe would maintain low interest rates, which would eventually lead to healthier economic growth. The U.S. government was briefly shut down in October, but equities advanced through the end of 2013. The Fed announced in December that it would begin to taper its bond purchases.

January of 2014 saw another bout of global selling, this time a little more severe. Spurring the sell-off were escalating protests in Ukraine which turned deadly for the first time. In the U.S., profit taking thumped stocks that had performed well in 2013. However, stocks rallied in February even as violence intensified in Ukraine, Russia moved into Crimea, and harsh winter weather impacted the U.S. economy. Stock markets around the globe continued to advance through the spring into the summer. Supporting the markets were stronger employment reports in the U.S. and monetary stimulus in Europe. Japan also rebounded as its economy adjusted to the increase in its national consumption (sales) tax.

In early July, the U.S. stock market climbed to an all-time high, and developed international stock markets, as measured by the MSCI EAFE Index, reached levels not seen since mid-year 2008. Even with the slight pull-back to end July,

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

stocks posted strong returns for the fiscal year. For the year in general, improving economic conditions, accommodative monetary policy, and robust corporate profits drove equities higher. In the U.S., total employment finally surpassed the January 2008 peak and announced mergers and acquisitions activity was the highest since 2007. These positive economic conditions contributed to the positive market sentiment and overcame worries over geopolitical tensions in the Middle East and Eastern Europe.

While the Fund generated very good absolute returns, it did underperform its benchmark for the year. The International Equity Strategy, one of the four Abbot Downing Select Strategies utilized by the Fund, detracted the most from relative performance as it gained 6.0% for the year, well below the MSCI EAFE Index return. Two factors diminished the performance of the International Equity Strategy. First, the International Strategy was overweight in the Consumer Staples sector, which is defensive in nature and underperformed. Secondly, poor stock selection in the Consumer Staples, Energy, and Financials sectors hurt relative performance. Within those sectors, stocks such as Diageo, Tesco, Transocean, Aflac, and HSBC declined for the year. The other cause of the Fund’s underperformance versus its benchmark was lagging returns from its holdings in the Information Technology sector. Technology stocks as a group were the best performers in the benchmark, gaining over 25% for the year. The Fund’s technology stocks did well, advancing 19% on average, but did not keep up with the benchmark. One of the principles of the Abbot Downing Select Strategies is to take less risk than the markets in an effort to better protect capital in down markets. But, by taking less risk, it is sometimes difficult to keep up with robust market returns.

The Fund benefitted from the performance of the three other Abbot Downing Select Strategies used in the Fund. The Select Domestic Equity Strategy rose 17.0% for the year and the Select Income Equity Strategy increased 14.5%. The Small Cap Equity Strategy advanced 10.9%. The Russell 2000 Index, a measure of U.S. small cap stocks, returned 8.6%. Small cap stocks underperformed large cap stocks during the year as investors worried about the higher valuation of small cap stocks. The Fund also profited from its holdings in the Health Care sector as those stocks advanced 25% as a group and outperformed the benchmark. Gilead Sciences, Thermo Fisher Scientific, and McKesson were the best performers in the Health Care area.

At July 31, 2014, U.S. large cap stocks represented 58% of the Fund, U.S. small cap stocks were 13% of the Fund, international stocks comprised 28% of the Fund, and cash was 1%. Versus the benchmark of 70% Russell 3000/30% MSCI

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

EAFE, the Fund is 5% underweight U.S. large cap stocks, overweight small cap stocks by about 6%, and underweight international stocks by 2%. The Fund is well diversified by economic sector, with the largest allocations to information technology (20%), financials (16%), industrials (14%), and health care (13%). From a relative sector standpoint, the Fund’s largest overweight position is in information technology and its largest underweight position is in consumer discretionary. The sector allocation and relative exposure versus the benchmark is a result of our bottom-up stock selection process.

The U.S. equity market has been unusually calm over the past year. The CBOE Volatility Index (VIX), a measure of market volatility, has been trending downward and reached lows last seen in 2007. International stock markets have been a little more erratic and uncorrelated as returns ranged from slight losses in Austria and Portugal to over 30% returns in Finland, Denmark, Spain, and Israel. Investors expect the Federal Reserve Bank to continue to taper its bond purchases and raise short-term interest rates sometime next year. War continues to rage in the Middle East and Ukraine, and while horrific, at least these tensions are well known by investors. Corporate revenue and profitability is expected to grow. If these expectations do not come to fruition, or if war becomes even more widespread, stock markets could see rockier times ahead. Market volatility notwithstanding, we will continue to invest in historically high quality companies with strong returns on capital and reasonable valuations, which we believe will deliver attractive long-term, risk adjusted returns for the Fund.

Thank you for investing in the Clear River Fund.

Abbot Downing Investment Advisors

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

Definition of Comparative Index

CBOE Volatility Index is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index and is widely regarded in the industry as the premier measure of small-cap stock performance.

The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization and represents approximately 98% of the U.S. stock market.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.333.0246 or visit our website at www.clearriverfund.com. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

There are risks involved with investing, including loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility than do investments in larger companies.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

GROWTH OF A $10,000 INVESTMENT (Unaudited)

    *If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

  **The Fund commenced operations on February 3, 2009.

The performance data quoted herein represents past performance. The return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

TOP TEN HOLDINGS (Unaudited)*

WisdomTree Japan Hedged Equity Fund	3.42%
iShares MSCI EMU ETF	2.79%
Gilead Sciences	2.73%
Microsoft	2.69%
Chevron	2.60%
Capital One Financial	2.59%
Berkshire Hathaway, Cl B	2.55%
Johnson & Johnson	2.52%
Accenture, Cl A	2.44%
Schlumberger	2.40%

*	Percentages are based on total investments. Short-term investments are not shown in the Top Ten Chart.

EQUITY ALLOCATION (Unaudited)**

**	Percentages are based on total investments.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.0%

	Shares	Value

CONSUMER DISCRETIONARY — 8.0%
Allison Transmission Holdings	11,000	$322,080
Gentherm*	12,600	527,310
GNC Holdings, Cl A	7,300	239,513
McDonald’s	4,060	383,914
NIKE, Cl B	5,459	421,052
Nordstrom	9,059	627,155
Tupperware Brands	3,000	218,340
VF	6,670	408,671

		3,148,035

CONSUMER STAPLES — 11.2%
Colgate-Palmolive	9,600	608,640
Diageo ADR	5,363	644,740
Nestle ADR	10,779	799,263
PepsiCo	7,000	616,700
Reckitt Benckiser Group	9,439	835,838
Tesco	69,615	303,231
Wal-Mart Stores	8,243	606,520

		4,414,932

ENERGY — 9.6%
Apache	6,383	655,279
BG Group ADR	37,610	746,182
Chevron	7,930	1,024,873
Schlumberger	8,700	942,993

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
Transocean	9,709	$391,661

		3,760,988

FINANCIALS — 15.7%
Aflac	11,059	660,665
American Express	4,300	378,400
Berkshire Hathaway, Cl B*	8,000	1,003,440
BlackRock	2,702	823,381
Capital One Financial	12,800	1,018,112
Goldman Sachs Group	2,529	437,188
HSBC Holdings ADR	13,478	719,590
JPMorgan Chase	8,559	493,597
PNC Financial Services Group	7,680	634,061

		6,168,434

HEALTH CARE — 12.9%
Abbott Laboratories	9,700	408,564
Air Methods*	7,500	376,875
Baxter International	10,400	776,776
Gilead Sciences*	11,730	1,073,881
Johnson & Johnson	9,928	993,694
McKesson	2,100	402,906
Mednax*	6,035	357,151
Mettler-Toledo International*	1,000	257,140
Thermo Fisher Scientific	3,400	413,100

		5,060,087

INDUSTRIALS — 13.8%
3M	5,600	788,984
ABB ADR	30,742	707,066
CSX	17,579	525,964
Graco	3,330	246,919
Illinois Tool Works	7,618	627,495
Komatsu	21,949	492,687
MasTec*	5,000	135,950
Orbital Sciences*	18,200	467,194
Precision Castparts	3,700	846,560

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
United Technologies	5,700	$599,355

		5,438,174

INFORMATION TECHNOLOGY — 20.0%
Accenture, Cl A	12,119	960,794
Amphenol, Cl A	7,367	708,484
CSG Systems International	5,000	130,200
Global Payments	6,527	452,125
Google, Cl C*	1,270	725,932
Microsoft	24,521	1,058,327
NeuStar, Cl A*	9,097	253,443
QUALCOMM	12,141	894,792
SAP ADR	8,996	706,096
Syntel*	6,865	592,930
Taiwan Semiconductor Manufacturing ADR	41,291	825,820
WEX*	2,700	291,384
Zebra Technologies, Cl A*	3,400	272,238

		7,872,565

MATERIALS — 0.8%
BHP Billiton ADR	4,186	297,583

TOTAL COMMON STOCK (Cost $21,885,610)		36,160,798

EXCHANGE TRADED FUNDS — 7.0%
iShares MSCI All Country Asia ex Japan ETF	4,400	283,756
iShares MSCI EMU ETF	27,565	1,097,087
WisdomTree Japan Hedged Equity Fund	26,931	1,345,742

TOTAL EXCHANGE TRADED FUNDS (Cost $2,362,235)		2,726,585

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

CASH EQUIVALENT — 1.2%

	Shares	Value

BlackRock Liquidity Funds TempFund Portfolio — Institutional, 0.030% (A) (Cost $481,872)	481,872	$481,872

TOTAL INVESTMENTS — 100.2% (Cost $24,729,717)		$39,369,255

Percentages are based on Net Assets of $39,302,943.

* Non-income producing security.

(A) The rate shown is the 7-day effective yield as of July 31, 2014.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $24,729,717)	$39,369,255
Receivable for Dividends and Interest	29,837
Prepaid Expenses	5,949

Total Assets	39,405,041

Liabilities:
Payable due to Investment Adviser	23,993
Payable due to Administrator	8,493
Chief Compliance Officer Fees Payable	2,451
Payable due to Trustees	2,281
Other Accrued Expenses	64,880

Total Liabilities	102,098

Net Assets	$39,302,943

NET ASSETS CONSISTS OF:
Paid-in Capital	$21,148,085
Undistributed Net Investment Income	—
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	3,515,320
Net Unrealized Appreciation on Investments	14,639,538

Net Assets	$39,302,943

Shares Issued and Outstanding (unlimited authorization — no par value)	2,393,476
Net Asset Value, Offering and Redemption Price Per Share	$16.42

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
FOR THE YEAR ENDED
JULY 31, 2014

STATEMENT OF OPERATIONS

Investment Income
Dividends	$976,499
Less: Foreign Taxes Withheld	(12,160)

Total Investment Income	964,339

Expenses
Investment Advisory Fees	362,598
Administration Fees	100,000
Trustees’ Fees	11,682
Chief Compliance Officer Fees	9,060
Transfer Agent Fees	48,577
Legal Fees	31,000
Printing Fees	23,540
Registration Fees	21,472
Audit Fees	18,480
Custodian Fees	8,555
Insurance and Other Expenses	6,855

Total Expenses	641,819

Less: Investment Advisory Fees Waived (See Note 5)	(129,907)
Fees Paid Indirectly (See Note 4)	(44)

Net Expenses	511,868

Net Investment Income	452,471

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Gain on Investments	5,180,599
Distributions Received from Underlying Investment Companies	11,789
Net Realized Loss on Foreign Currency Transactions	(172)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(466,375)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	4,725,841

Net Increase in Net Assets from Operations	$5,178,312

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Income	$452,471	$401,751
Net Realized Gain on Investments and Foreign Currency Transactions	5,192,216	4,104,835
Net Change in Unrealized Appreciation (Depreciation) on Investments	(466,375)	5,290,025

Net Increase in Net Assets Resulting from Operations	5,178,312	9,796,611

Dividends and Distributions from:
Net Investment Income	(486,487)	(438,293)
Net Capital Gains	(5,028,944)	(2,663,719)

Total Dividends and Distributions	(5,515,431)	(3,102,012)

Captial Share Transactions:
Issued	2,013,454	2,003,324
Reinvestment of Distributions	1,660,915	968,645
Redemption Fees	103	884
Redeemed	(10,966,891)	(13,270,058)

Net Decrease in Net Assets from Capital Share Transactions	(7,292,419)	(10,297,205)

Total Decrease in Net Assets	(7,629,538)	(3,602,606)

Net assets:
Beginning of Year	46,932,481	50,535,087

End of Year (including undistributed net investment income of $0 and $0, respectively)	$39,302,943	$46,932,481

Share Transactions:
Issued	123,732	134,323
Reinvestment of Distributions	104,784	67,069
Redeemed	(658,667)	(861,334)

Net Decrease in Shares Outstanding	(430,151)	(659,942)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Year	$16.62	$14.51	$15.37	$13.12	$12.37

Income from Operations:
Net Investment Income(1)	0.18	0.12	0.13	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	1.79	2.95	(0.03)	2.29	0.73

Total from Operations	1.97	3.07	0.10	2.39	0.85

Redemption Fees(1)	— (2)	— (2)	— (2)	— (2)	—

Dividends and Distributions from:
Net Investment Income	(0.19)	(0.14)	(0.13)	(0.14)	(0.10)
Net Capital Gains	(1.98)	(0.82)	(0.83)	—	—

Total from Dividends and Distributions	(2.17)	(0.96)	(0.96)	(0.14)	(0.10)

Net Asset Value, End of Year	$16.42	$16.62	$14.51	$15.37	$13.12

Total Return(3)	12.48%	22.19%	1.19%	18.23%	6.87%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$39,303	$46,932	$50,535	$63,590	$53,703
Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)(4)(5)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)(5)	1.50%	1.44%	1.41%	1.33%	1.48%
Ratio of Net Investment Income to Average Net Assets(5)(6)	1.06%	0.81%	0.88%	0.70%	0.92%
Portfolio Turnover Rate	11%	19%	37%	56%	52%

(1)	Per share data calculated using average shares method for the year.
(2)	Amount represents less than $0.01 per share.
(3)

Total return would have been lower had certain expenses not been waived and/or assumed by the Adviser during the year noted. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)	The Ratio of Expenses to Average Net Assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(5)	Ratio does not include expenses of the underlying investment companies in which the Fund invests.
(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

NOTES TO FINANCIAL STATEMENTS

1.  Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 40 funds. The financial statements herein are those of the Clear River Fund, a diversified Fund (the “Fund”). The investment objective of the Fund is long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund utilizes a combination of four distinct and complementary investment strategies: International Equity 10%-40%; Marketable Alternatives 0%-20%; Small Cap Equity 5%-30%; and Select Domestic Equity/Select Income Equity 20%-75%. Each strategy contains a relatively small, focused group of securities selected by Abbot Downing Investment Advisors (the “Adviser”) based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The financial statements of the remaining funds in the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers Investor Class Shares.

2.  Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2014, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices in markets which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of July 31, 2014, all of the Fund’s investments were Level 1. There were no transfers between Level 1 and Level 2 during the year. Transfers, if any, between levels are considered to have occured as of the end of the year. For the year ended July 31, 2014, there were no Level 3 securities. For more details of the investment classification, reference the Schedule of Investments.

For the year ended July 31, 2014, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends and the current tax year, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Any net realized capital gains are distributed to shareholders at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than 90 days. For the year ended July 31, 2014, there were redemption fees in the amount of $103 retained by the Fund.

3.  Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are not paid fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

Wells Fargo Bank, N.A., acts as custodian (the “Custodian”) for the Fund. Fees of the Custodian are paid on the basis of net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

4.  Administration, Distribution and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $100 million of the Fund’s average daily net assets;

0.10% on the next $150 million of the Fund’s average daily net assets;

0.08% on the next $250 million of the Fund’s average daily net assets; and

0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual administration fee of $100,000 plus an additional fee of $15,000 per class established after the first two (2) classes of shares.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits that can be used to offset transfer agent expenses. During the year ended July 31, 2014, the Fund earned credits of $44 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

5.  Investment Advisory Agreement:

Abbot Downing Investment Advisors, a wholly owned subsidiary of the Custodian, serves as the investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the total expenses of the Investor Class Shares of the Fund (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.20% of the Fund’s average daily net assets. To maintain this expense limitation, the Adviser may waive a portion

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

of its advisory fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its contractual expense limitation until November 29, 2014. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. As of July 31, 2014, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $112,347, expiring in 2015, $119,036, expiring in 2016, and $129,907 expiring in 2017.

6.  Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $4,631,041 and $16,055,559, respectively, for the year ended July 31, 2014. There were no purchases or sales of long-term U.S. Government securities by the Fund.

7.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences relating to reclassifications of distributions and foreign currency transactions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2014:

Increase Undistributed net investment income	Decrease Accumulated net realized gain
$34,016	$(34,016)

These reclassifications have no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

The tax character of dividends and distributions for the Fund declared during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$452,299	$5,063,132	$5,515,431
2013	401,273	2,700,739	3,102,012

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$3,706,610
Unrealized Appreciation	14,448,251
Other Temporary Differences	(3)

Total Distributable Earnings	$18,154,858

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at July 31, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$24,921,004	$14,833,004	$(384,753)	$14,448,251

8.  Credit Risk:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements are dependent on future claims that may be made against the Fund and, therefore, cannot be established. However, based on experience, the risk of loss from such claims is considered remote. The Fund may invest in Exchange Traded Funds (“ETF”). An ETF is a pooled investment vehicle, such as a registered investment company or a grantor trust, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended. These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

9.  Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and the Shareholders of Clear River Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clear River Fund, a series of shares of beneficial interest of The Advisors’ Inner Circle Fund II (the “Fund”), as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clear River Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

September 23, 2014

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act

Name, Address, Age(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)
INTERESTED BOARD MEMBERS(3)
ROBERT A. NESHER 67 yrs. old	Chairman of the Board of Trustees	(Since 1991)

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee	(Since 1991)

(1)	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-333-0246. The following chart lists Trustees and Officers as of July 31, 2014.

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member(4)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor Equus since 2014, President and Chief Executive Officer of SEI Structured Credit Fund, L.P. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, L.P. June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.	40

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments —Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of SEI Alpha Strategy Portfolio, LP to 2013.

Self-employed Consultant since 2003; Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003; counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	40

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. And SEI Investments —Unit Trust Management (UK) Limited. Director of the Distributor since 2003. Chairmain of the Board of Trustees of the Advisor’s Inner Circle Fund III and O’Connor EQUUS since 2014.

Former Directorship: Director of SEI Alpha Strategy Portfolio, LP to 2013.

(3)	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
(4)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)
INDEPENDENT BOARD MEMBERS

GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee	(Since 1999)

BRUCE SPECA 58 yrs. old	Trustee	(Since 2011)

JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee	(Since 2011)

(1)	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member(5)

Retired since January 2012. Self-Employed Consultant, Newfound Consultants, Inc. April 1997 to December 2011.	40

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	40	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	40	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and The KP Funds. Director, The Korea Fund, Inc.

(5)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)
INDEPENDENT BOARD MEMBERS (continued)

BETTY L. KRIKORIAN 71 yrs. old	Trustee	(Since 2005)

MITCHELL A. JOHNSON 72 yrs. old	Trustee	(Since 2005)

JOHN K. DARR 69 yrs. old	Trustee	(Since 2008)

OFFICERS

MICHAEL BEATTIE 49 yrs. old	President	(Since 2011)

(1)	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member/Officer(3)

Vice President Compliance AARP Financial, Inc. since 2008-2010. Self-employed Legal and Financial Services Consultant since 2003.	40	Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Retired. Private investor and self-employed consultant (strategic investments) since 1994	40

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios LP to 2013.

Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	40	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	N/A	None

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served
OFFICERS (continued)
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2014)

RUSSELL EMERY 51 yrs. old	Chief Compliance Officer	(Since 2006)

DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary	(Since 2011)

LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary	(Since 2013)

JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary	(Since 2012)

JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary	(Since 2014)

EDWARD McCUSKER 30 yrs. old	Privacy Officer AML Officer	(Since 2013) (Since 2013)

(1)	The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Officer

Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon, from 2006 to 2014.	N/A	N/A

Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund III, Bishop Street Funds, The KP Funds, New Covenant Funds, SEI Insurance Products Trust. Chief Compliance officer of SEI Opportunity Fund, LP until 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP until September 2013. Chief Compliance Officer of SEI Opportunity Fund,L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.	N/A	N/A

Counsel at SEI Investments since 2010; Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	N/A	N/A

Attorney, SEI Investments Company (2012-Present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker, Biddle & Reath LLP (2006-2011).	N/A	N/A

Attorney at SEI Investments Company since 2001.	N/A	N/A

Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronan Stevens & Young, LLP (2009-2014).	N/A	N/A

SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.	N/A	N/A

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund, and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The column labeled “Expenses Paid During Period” shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information in conjuction with the actual amount you invested in the Fund to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by matching the hypothetical result for your Fund in the “Expenses Paid During Period” column against those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/14	Ending Account Value 07/31/14	Annualized Expense Ratios	Expense Paid During Period*
Actual Portfolio Return	$1,000.00	$1,065.20	1.20%	$6.14
Hypothetical 5% Return	1,000.00	1,018.84	1.20	6.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2014 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2014 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2014, the Clear River Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Investors
					Interest Related Dividend(3)	Short-Term CapitalGain Dividends(4)
91.80%	8.20%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution for calendar year ended 2013. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividend” expired after 12/31/13.

(4)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution for calendar year ended 2013 that is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short Term Capital Gain Dividend” expired after 12/31/13.

Clear River Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-333-0246

www.clearriverfund.com

Adviser:

Abbot Downing Investment Advisors

90 South Seventh Street

Suite 5100

Minneapolis, MN 55402

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

LHI-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by BBD, LLP (“BBD”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2014			2013
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$21,500	N/A	N/A	$20,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by BBD for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller and
Chief Financial Officer
Date: October 7, 2014